UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

current report

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2023

SELECT MEDICAL HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34465	20-1764048
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4714 Gettysburg Road, P.O. Box 2034

Mechanicsburg, PA 17055

(Address of Principal Executive Offices) (Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SEM	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether either registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if either registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective March 1, 2023, Scott A. Romberger resigned from his position as Chief Accounting Officer of Select Medical Holdings Corporation, a Delaware corporation (“Select”). Mr. Romberger will continue to be employed by Select as Executive Advisor, Financial Shared Services.

Effective March 1, 2023, the Board of Directors (the “Board”) of Select appointed Christopher S. Weigl, 39, as Senior Vice President, Controller & Chief Accounting Officer.

Prior to his appointment as Senior Vice President, Controller & Chief Accounting Officer of Select, Mr. Weigl served as Senior Vice President, Corporate Accounting Services of Select from August 2022 to February 2023. From 2016 to 2022, he was Vice President of Finance and Accounting Operations of MedStar Health Inc. He served in various roles with PricewaterhouseCoopers LLP from 2005 to 2016, most recently in the role of Assurance Senior Manager.

Pursuant to an Offer Letter entered into between Select and Mr. Weigl dated April 22, 2022 (the “Offer Letter”), Mr. Weigl agreed to serve as Senior Vice President, Corporate Accounting Services for a base salary of $440,000 per year. In connection with his hiring, he received a one-time sign-on bonus of $80,000, a grant of 12,500 shares of Select’s restricted common stock (subject to four-year cliff vesting), and reimbursement for certain moving expenses. Mr. Weigl is also eligible to receive annual incentive compensation in an amount up to 60% of his base salary in effect from time to time. Mr. Weigl’s base salary is currently $450,000 per year.

The foregoing description of the Offer Letter is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Offer Letter, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Offer Letter, by and between Select and Christopher S. Weigl, dated April 22, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT MEDICAL HOLDINGS CORPORATION

Dated: March 1, 2023	By:	/S/ Michael E. Tarvin
	Name:	Michael E. Tarvin
	Title:	Executive Vice President, General Counsel and Secretary